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                                                                      EXHIBIT 25

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM T-1
                  STATEMENT OF ELIGIBILITY UNDER THE TRUST
                   INDENTURE ACT OF 1939 OF A CORPORATION
                        DESIGNATED TO ACT AS TRUSTEE

                           ----------------------

                    CHECK IF AN APPLICATION TO DETERMINE
                    ELIGIBILITY OF A TRUSTEE PURSUANT TO
                              SECTION 305(b)(2)

                           ----------------------

                             MARINE MIDLAND BANK
             (Exact name of trustee as specified in its charter)


        New York                                          16-1057879
(Jurisdiction of incorporation                         (I.R.S. Employer
 or organization if not a U.S.                        Identification No.)
    national bank)


            140 Broadway, New York, N.Y.              10005-1180
            (212) 658-1000                            (Zip Code)
            (Address of principal executive offices)

                                 Eric Parets
                            Senior Vice President
                             Marine Midland Bank
                                140 Broadway
                        New York, New York 10005-1180
                             Tel: (212) 658-6560
          (Name, address and telephone number of agent for service)

                         STUART ENTERTAINMENT, INC.
             (Exact name of obligor as specified in its charter)

            Delaware                                      84-0402207
(State or other jurisdiction                            (I.R.S. Employer
of incorporation or organization)                      Identification No.)


  3211 Nebraska Avenue
  Council Bluffs, Iowa                                      51501
  (712) 323-1488                                         (Zip Code)
  (Address of principal executive offices)


                          SENIOR SUBORDINATED NOTES
                       (Title of Indenture Securities)

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                                    General
Item 1. General Information.

                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 State of New York Banking Department.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2.  Affiliations with Obligor.

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 16.  List of Exhibits.


Exhibit

T1A(i)                  *       -       Copy of the Organization Certificate
                                        of Marine Midland Bank.

T1A(ii)                 *       -       Certificate of the State of New York
                                        Banking Department dated December 31,
                                        1993 as to the authority of Marine
                                        Midland Bank to commence business.

T1A(iii)                        -       Not applicable.

T1A(iv)                 *       -       Copy of the existing By-Laws of Marine
                                        Midland Bank as adopted on
                                        January 20, 1994.

T1A(v)                          -       Not applicable.

T1A(vi)                 *       -       Consent of Marine Midland Bank required
                                        by Section 321(b) of the Trust
                                        Indenture Act of 1939.

T1A(vii)                        -       Copy of the latest report of condition
                                        of the trustee (September 30, 1996),
                                        published pursuant to law or the
                                        requirement of its supervisory or
                                        examining authority.

T1A(viii)                       -       Not applicable.

T1A(ix)                         -       Not applicable.


         * Exhibits previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.
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                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Marine Midland Bank, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 18th day of December 1996.


                                     MARINE MIDLAND BANK


                                     By: /s/ FRANK J. GODINO
                                     -------------------------------------
                                     Frank J. Godino
                                     Assistant Vice President
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                                                               EXHIBIT T1A (VII)

                                                          Board of Governors of the Federal Reserve System
                                                          OMB Number: 7100-0036
                                                          Federal Deposit Insurance Corporation
                                                          OMB Number: 3064-0052
                                                          Office of the Comptroller of the Currency
                                                          OMB Number: 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL        Expires March 31, 1999

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                                                                             [1]


This financial information has not been reviewed, or      Please refer to page i,
confirmed for accuracy or relevance, by the Federal       Table of Contents, for
Reserve System.                                           the required disclosure
                                                          of estimated burden.
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CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031
REPORT AT THE CLOSE OF BUSINESS SEPTEMBER 30, 1996

This report is required by law; 12 U.S.C. Section 324     This report form is to be filed by banks with branches and
(State member banks); 12 U.S.C. Section 1817              consolidated subsidiaries in U.S. territories and possessions,
(State nonmember banks); and 12 U.S.C. Section 161        Edge or Agreement subsidiaries, foreign branches, consoli-
(National banks).                                         dated foreign subsidiaries, or International Banking
                                                          Facilities.)
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NOTE: The Reports of Condition and Income must be         The Reports of Condition and Income are to be prepared in
signed by an authorized officer and the Report of         accordance with Federal regulatory authority instructions.
Condition must be attested to by not less than two        NOTE: These instructions may in some cases differ from
directors (trustees) for State nonmember banks and        generally accepted accounting principles.
three directors for State member and National Banks.

I, Gerald A. Ronning, Executive VP & Controller           We, the undersigned directors (trustees), attest to the
   --------------------------------------------           correctness of this Report of Condition (including the
Name and Title of Officer Authorized to Sign Report       supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been
of the named bank do hereby declare that these Reports    prepared in conformance with the instructions issued by the
of Condition and Income (including the supporting         appropriate Federal regulatory authority and is true and
schedules) have been prepared in conformance with the     correct.
instructions issued by the appropriate Federal
regulatory authority and are true to the best of          /s/ James H. Cleave
my knowledge and believe.                                 -------------------------------------
                                                          Director (Trustee)
/s/ Gerald A. Ronning
----------------------------------------------            /s/ Bernard J. Kennedy
Signature of Officer Authorized to Sign Report            -------------------------------------
                                                          Director (Trustee)
       10/28/96
-----------------------------                             /s/ Northrup R. Knox
Date of Signature                                         -------------------------------------
                                                          Director (Trustee)

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FOR BANKS SUBMITTING HARD COPY REPORT FORMS:
STATE MEMBER BANK: Return the original and one copy to the appropriate Federal Reserve District Bank.

STATE NONMEMBER BANKS: Return the original only in the special return address envelope provided.  If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems,
2127 Espey Court, Suite 204, Crofton, MD 21114.

NATIONAL BANKS: Return the original only in the special return address envelope provided.  If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey
Court, Suite 204, Crofton, MD 21114.
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 FDIC Certificate Number        0   0  5   8  9
                                  (RCRI 9030)

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                                     NOTICE
This form is intended to assist institutions with state publication requirements. It has not been approved by any state banking authorities. Refer to your appropriate state banking authorities for your state publication requirements.



REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of the

Marine Midland Bank              of Buffalo
        Name of Bank                City

in the state of New York, at the close of business September 30, 1996


ASSETS
                                                                                    Thousands
                                                                                    of dollars
Cash and balances due from depository
institutions:

   Noninterest-bearing balances
   currency and coin....................................                          $     924,069
   Interest-bearing balances ...........................                              1,269,750
   Held-to-maturity securities..........................                                      0
   Available-for-sale securities........................                              3,096,772

Federal Funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:

   Federal funds sold...................................                                785,600
   Securities purchased under
   agreements to resell.................................                                306,969

Loans and lease financing receivables:

   Loans and leases net of unearned
   income...............................                            14,428,376
   LESS: Allowance for loan and lease
   losses...............................                               440,075
   LESS: Allocated transfer risk reserve                                     0

   Loans and lease, net of unearned
   income, allowance, and reserve.......................                             13,988,301
   Trading assets.......................................                                791,225
   Premises and fixed assets (including
   capitalized leases)..................................                                180,892


Other real estate owned.................................                                  5,104
Investments in unconsolidated
subsidiaries and associated companies...................                                      0
Customers' liability to this bank on
acceptances outstanding.................................                                 19,791
Intangible assets.......................................                                161,326
Other assets............................................                                459,739
Total assets............................................                             21,989,538




LIABILITIES

Deposits:
   In domestic offices..................................                             14,736,857
   Noninterest-bearing..................................             3,198,971
   Interest-bearing.....................................            11,537,886

In foreign offices, Edge, and Agreement
subsidiaries, and IBFs..................................                              3,676,395

   Noninterest-bearing..................................                                      0
   Interest-bearing.....................................             3,676,395

Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and its Edge and Agreement subsidiaries, and in IBFs:

   Federal funds purchased..............................                                385,430
   Securities sold under agreements to
   repurchase...........................................                                212,177

Demand notes issued to the U.S. Treasury                                                300,000
Trading Liabilities......................................                               293,523


Other borrowed money:
   With original maturity of one year
   or less..............................................                                 28,701
   With original maturity of more than
   one year.............................................                                      0

Mortgage indebtedness and obligations
under capitalized leases................................                                 33,613
Bank's liability on acceptances
executed and outstanding................................                                 19,791
Subordinated notes and debentures.......................                                100,000
Other liabilities.......................................                                305,078

Total liabilities.......................................                             20,091,565

Limited-life preferred stock and
related surplus.........................................                                      0

EQUITY CAPITAL

Perpetual preferred stock and related
surplus.................................................                                      0
Common Stock............................................                                185,000
Surplus.................................................                              1,633,279
Undivided profits and capital reserves..................                                 77,442
Net unrealized holding gains (losses)
on available-for-sale securities........................                                  2,252
Cumulative foreign currency translation
adjustments.............................................                                      0
Total equity capital....................................                              1,897,973

Total liabilities, limited-life
preferred stock, and equity capital.....................                             21,989,538
